EX-99.B-77Q1(a)

                WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC.

SUB-ITEM 77Q1(a):  Exhibits:

1. Articles of Incorporation, as amended and restated, filed by EDGAR on June 17, 2002, as Exhibit EX-99.B(a)ficharter to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (incorporated by reference herein).

2. Bylaws, as amended and restated, filed by EDGAR on June 17, 2002, as Exhibit EX-99.B(a)fibylaws to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (incorporated by reference herein).